UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2009

DOVER CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-4018	53-0257888
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
280 Park Avenue
New York, NY 10017
(Address of Principal Executive Offices)
(212) 922-1640
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 2.02 Results of Operations and Financial Condition.
On April 22, 2009, Dover Corporation (i) issued the press release attached hereto as Exhibit 99.1 announcing its results of operations for the quarter ended March 31, 2009; and (ii) posted on its website at http://www.dovercorporation.com the investor supplement attached hereto as Exhibit 99.2 for the quarter ended March 31, 2009 and the presentation slides attached hereto as Exhibit 99.3 for the quarter ended March 31, 2009.
The information in this Current Report on Form 8-K, including exhibits, is being furnished to the Securities and Exchange Commission (the “SEC”) and shall not be deemed to be incorporated by reference into any of Dover’s filings with the SEC under the Securities Act of 1933.
Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
Not applicable.

(b)	Pro forma financial information.
Not applicable.

(c)	Shell company transactions.
Not applicable.

(d)	Exhibits.

The following exhibits are furnished as part of this report:
99.1	Press Release of Dover Corporation, dated April 22, 2009.

99.2	Investor Supplement Posted on Dover Corporation’s Website at http://dovercorporation.com.

99.3	Presentation Slides Posted on Dover Corporation’s Website at http://dovercorporation.com.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2009	DOVER CORPORATION (Registrant)
	By:	/s/ Joseph W. Schmidt
Joseph W. Schmidt
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release of Dover Corporation, dated April 22, 2009

99.2	Investor Supplement Posted on Dover Corporation’s Website at http://dovercorporation.com

99.3	Presentation Slides Posted on Dover Corporation’s Website at http://dovercorporation.com